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                   SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

     THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT is entered into on April 27, 1999 ("Second Amendment") by and among Bruce Barbera and William Osenton ("Sellers") and Prism Mortgage Company ("Purchaser").


                                W I T N E S S E T H:

     WHEREAS, on July 23, 1998, Purchaser entered into that certain Purchase and Sale Agreement dated as of July 23, 1998 (the "Original Purchase Agreement") with Bruce Barbera and William Osenton (together, the "Sellers"), pursuant to which Purchaser has agreed to purchase all of the shares of Pacific Guarantee Mortgage Corporation ("PGM");

     WHEREAS, upon consummation of the transactions contemplated by the Original Purchase Agreement, Purchaser was the sole shareholder of PGM;

     WHEREAS, on April 25, 1999, Sellers and Purchaser entered into that certain First Amendment to the Original Purchase Agreement (as amended by such First Amendment, the Original Purchase Agreement called the "Purchase Agreement");

     WHEREAS, pursuant to the Purchase Agreement the Sellers each received "Additional Consideration" as defined therein;

     WHEREAS, Sellers and Purchaser wish to clarify and restate the Additional Consideration to be received by Sellers.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:

     SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Purchase Agreement.

     SECTION 2. AMENDMENTS TO PURCHASE AGREEMENT. The Purchase Agreement is hereby amended as set forth below.

          2.1 Section 3.2(i) shall be deleted in its entirety and the following inserted in lieu thereof:

               (i) SELLERS. At the time of an IPO or Sale of Purchaser, the Sellers will be entitled to receive the "Seller's Additional Stock Consideration" consisting of additional stock of Prism Financial


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          Corporation in the case of an IPO or a sale of all or substantially all of the assets, or stock, or at the option of the Purchaser, stock appreciation rights (the dollar equivalent value of the stock) in Purchaser in the case of a sale of 80% or more of the stock of Prism, in an amount valued at $6,421,538. In addition, for each of the Contract Years ending in 2000 and 2001, Prism shall pay an additional amount stock or cash of Prism Financial Corporation (at Purchaser's option) to Sellers equal to 9% of the amount by which after-tax PGM Net Income in such Contract Years exceeds $2,000,000. For purposes of this calculation, PGM Net Income and Purchaser Net Income will be determined on a trailing twelve-months basis.

          Allocation of the above Additional Consideration to each individual Seller will be on the basis of shares of PGM sold.

          "Additional Compensation" equal to 1/9th of the Additional Consideration payable to Sellers shall be allocated to Robert Siefert as provided in that certain Additional Compensation Agreement attached hereto and made a part hereof as Exhibit E. Said Additional Compensation payable to Robert Siefert is in addition to the amounts to be paid to Sellers described above.

          In no event shall this provision cause Sellers to be deemed to have received stock in Purchaser.

          2.2 Section 3.2(a)(ii)(A) shall be amended by deleting such section in its entirety and inserting the following in lieu thereof:

               A. At the time of an IPO or Sale of Purchaser, the participants in the Equity Value Plan will be entitled to receive the "Equity Value Plan Stock Consideration" consisting of additional stock in the case of an IPO or a sale of all or substantially all of the assets, or stock, or, at the option of the Purchaser, stock appreciation rights (the dollar equivalent value of the stock) in Prism Financial Corporation in the case of a sale of 80% or more of the Stock of Prism in an amount valued at $1,783,760.

          2.3 Section 3.2(a)(ii)(B) of the Purchase Agreement shall be deleted and Subsections 3.2(a)(ii)(C) and (D) renumbered accordingly.

     SECTION 3. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Purchase Agreement shall remain in full force and effect, and, as so amended, is hereby acknowledged, confirmed and ratified in all respects.

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     SECTION 4.  CONSTRUCTION AND INTERPRETATION OF THIS SECOND AMENDMENT.  The
terms and provision of this Amendment shall be governed by the provisions, including without limitation the construction, arbitration and choice of law provisions, set forth in Section 12 of the Purchase Agreement, which terms are expressly incorporated herein by this reference thereto.

     SECTION 5. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.



PURCHASER:                             SELLERS:

PRISM MORTGAGE COMPANY,
an Illinois corporation                /s/ William Osenton
                                       ------------------------
                                       William Osenton

By:   David Fisher
      ------------------------         /s/ Bruce Barbera
Its:  Senior Vice President            ------------------------
      ------------------------         Bruce Barbera


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                                 CONSENT OF SPOUSE


     I am the spouse of the Seller, Bruce Barbera, and hereby join in the execution of this Second Amendment to evidence my knowledge of its existence and acknowledgment that I understand and agree to the provisions of this Second Amendment and that I desire to bind to the performance of this Second Amendment my interest, if any, in any shares of any securities of Prism in which the Seller may receive an interest in connection with the transactions.
Accordingly, I agree that my community property interest, if any, in such securities of Purchaser in which the Seller may receive any interest in connection with the transactions shall be bound by this Second Amendment and that such consent is binding upon my executors, administrators, heirs and assigns. I acknowledge that the foregoing is not intended to, and shall not be construed as, conferring or creating in me any interest in any securities of Prism which the Seller may receive in connection with the transactions. I hereby acknowledge that I have been afforded the opportunity to have this Second Amendment and this Consent reviewed by a counsel of my own choosing.


                              /s/ Bettye Becker Barbera
                              --------------------------
                              Bettye Becker Barbera



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                                 CONSENT OF SPOUSE


     I am the spouse of the Seller, William Osenton, and hereby join in the execution of this Second Amendment to evidence my knowledge of its existence and acknowledgment that I understand and agree to the provisions of this Second Amendment and that I desire to bind to the performance of this Second Amendment my interest, if any, in any shares of any securities of Prism in which the Seller may receive an interest in connection with the transactions.
Accordingly, I agree that my community property interest, if any, in such securities of Purchaser in which the Seller may receive any interest in connection with the transactions shall be bound by this Second Amendment and that such consent is binding upon my executors, administrators, heirs and assigns. I acknowledge that the foregoing is not intended to, and shall not be construed as, conferring or creating in me any interest in any securities of Prism which the Seller may receive in connection with the transactions. I hereby acknowledge that I have been afforded the opportunity to have this Second Amendment and this Consent reviewed by a counsel of my own choosing.

                              /s/ Francine M. Osenton
                              --------------------------
                                  Francine M. Osenton



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